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                                                                   EXHIBIT 10.44

                                 SENIOR GUARANTY

            This Guaranty ("Guaranty") is made this _____ day of January, 2005,

BY GUPTA TECHNOLOGIES, LLC, a Delaware limited liability company, having its principle offices at 975 Island Drive Redwood Shores, California 94065 ("Guarantor");

OF THE
OBLIGATIONS OF    WARP TECHNOLOGY HOLDINGS, INC, a Nevada corporation
                  ("Borrower")

IN FAVOR OF The Noteholders (as defined below) and Crestview Capital Master, LLC, a Delaware limited liability company ("Collateral Agent"), as collateral agent for the Noteholders pursuant to the Collateral Agency Agreement (as defined below), et al..

                                   WITNESSETH:

            WHEREAS, contemporaneously with the execution and delivery of this Guaranty, pursuant to a Senior Note and Warrant Purchase Agreement dated as of the date hereof (as amended, modified, restated or otherwise supplemented from time to time, the "Purchase Agreement") Borrower is issuing certain Senior Secured Promissory Notes (the "Notes") to the Purchasers identified in the Purchase Agreement; and

            WHEREAS, it is a condition precedent to the purchasing of the Notes that Guarantor shall have executed a guaranty for the benefit of those Purchasers and their successors, heirs and assigns (collectively "Noteholders"); and

            WHEREAS, simultaneously with the issuance of the notes, Borrower is issuing certain other notes ("Other Notes") that have payment terms and collateral that are subordinate to the Notes; and

            WHEREAS, it is also a condition precedent to the purchasing of the Notes that the Noteholders and the Collateral Agent enter into a Collateral Agency Agreement (the "Collateral Agency Agreement") of this same date pursuant to which the Noteholders and the holders of the Other Notes appoint Collateral Agent as their agent with respect to the collateral for, and certain of their rights and remedies relating to, the Notes, the Other Notes, this Guaranty and other Transaction Documents (including this Guaranty); and

            WHEREAS, it is also a condition precedent to the purchasing of the Notes that the Noteholders, the Collateral Agent and the holders of the Other Notes enter into an Intercreditor and Subordination Agreement (the "Intercreditor Agreement") that, among other things, confirms that the Notes, this Guaranty and the collateral for the Notes, are senior in priority to the Other Notes, Guarantor's guaranty of the Other Notes and the collateral for the Other Notes.

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      For good and valuable consideration, receipt of which is hereby acknowledged, and to induce Noteholders to make certain financial accommodations to Borrower, Guarantor hereby agrees to the following:

                             SECTION 1 - DEFINITIONS

            1.1 Defined Terms. In addition to those terms defined above and elsewhere in this Guaranty, the following capitalized terms in this Guaranty shall have the following meanings:

            "Event of Default" is defined in Section 6 of this Guaranty.

            "Obligations" means all existing and future indebtedness, obligations, liabilities and duties of all kinds including principal, interest and collection expenses owing from Borrower to Noteholders or the Collateral Agent, whether direct or indirect, contingent or non-contingent, liquidated or unliquidated, matured or unmatured, or due or to become due, including those arising under any Notes or any other Transaction Documents.

            "Obligor" means Borrower, Guarantor and any other existing guarantor as to any Obligations.

            "Transaction Documents" means the Purchase Agreement, the Notes, the Collateral Agency Agreement, the Intercreditor Agreement, this Guaranty and all other Transaction Documents (as defined in the Purchase Agreement).

            1.2 Interpretations. Unless otherwise specified, the following rules of construction shall apply to this Guaranty:

            (a) The term "any" means "any", "one or more"; "or" means "and/or"; and "either" means "either/or";

            (b) The term "including" shall be construed as if followed by the phrase "without limitation";

            (c) Singular words include the plural and plural words include the singular;

            (d)   Words suggesting any gender include the other gender;

            (e) Reference to an agreement, note or other document of any kind includes reference to its permitted supplements, amendments, restatements and other modifications;

            (f) Titles, headings and subheadings are for organizational purposes only and neither add, nor limit, the meaning of any provision, and

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            (g)   Reference to an individual, corporation, partnership, limited liability company or other entity includes reference to any successors or heirs and permitted assigns.

                           SECTION 2 - GUARANTY CLAUSE

            Guarantor hereby unconditionally guarantees full and prompt payment when due (and not just the collectibility) and the full, prompt and unconditional performance, of each and every term and condition of all Obligations. This Guaranty is a primary obligation of Guarantor and shall continue without limitation of amount or duration until all Obligations have been paid in full. The absolute, unconditional and continuing nature of this Guaranty shall be construed without regard to the invalidity or unenforceability of any of the Transaction Documents or any of the Obligations or the collateral for any obligation therefor or the dissolution, or revocation of the charter of Guarantor. This Guaranty shall continue to be effective or shall be deemed reinstated, as the case may be, if at any time any payment of the Obligations is rescinded or must otherwise be returned by Noteholders or Collateral Agent upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, as though such payment had not been made. Without limiting the generality, scope or effect of the foregoing, Guarantor expressly acknowledges and agrees that this Guaranty includes the payment of interest, both before and after maturity and whether by acceleration or otherwise, until all principal is paid in full. This Guaranty may not be terminated except by a writing executed by Collateral Agent after all Obligations have been indefeasibly paid in full.

             SECTION 3 - NOTEHOLDERS' AND COLLATERAL AGENT'S RIGHTS

            Without incurring responsibility to Guarantor and without impairing or releasing this Guaranty, Noteholders or Collateral Agent may, from time to time, without the consent of, or notice to, Guarantor, do any of the following:

                  (i) change the terms of any Obligation including the principal amount, interest rate or the manner, place, time or terms of payment of any Obligation;

                  (ii) extend, renew, recast, redocument or postpone any Obligation;

                  (iii) sell, release, or realize upon or otherwise deal with, in any manner and in any order, any collateral for any Obligations;

                  (iv) exercise or refrain from exercising any rights or remedies against Guarantor or any other Obligor or any collateral for any obligation;

                  (v) modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of any Obligor are subordinated to the claims of Noteholders;

                  (v) settle or compromise any Obligations; or

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                  (vi) apply any proceeds of any collateral for any obligation received from any Obligor to reduce any Obligations in any order.

                           SECTION 4 - WAIVER; RELEASE

            Guarantor waives and releases every claim or defense relating to, and this Guaranty shall be unaffected by:

                  (i) any Noteholder's or Collateral Agent's delay or forbearance from exercising any right or remedy, including any delay or forbearance from the liquidation of any collateral for any obligation;

                  (ii) the genuineness, validity, regularity, enforceability or any future amendment of, or change in this Guaranty, any other Transaction Document or any other agreement, document or instrument to which any Obligors are or may become a party;

                  (iii) the existence, value or condition of, or failure to perfect any lien against any collateral for the Obligations or any action, or the absence of any action, by any Noteholders or Collateral Agent in respect thereof (including, without limitation, the release of any such collateral)

                  (iii) notice of default, nonpayment, payment, presentment, demand, protest or dishonor relating to this Guaranty or any other Obligations;

                  (iv) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor; or

                  (v) every claim or defense based on any representations made by Noteholders as to any Obligor's financial condition or affairs or any purported duty of any Noteholders to make any future disclosure to Guarantor of any Obligor's financial condition and affairs.

                              SECTION 5 - SECURITY

      The timely payment and performance of this Guaranty is secured pursuant to various Transaction Documents including the Senior Security Agreement of this date from Guarantor in favor of Collateral Agent for the benefit of the Noteholders.

                          SECTION 6 - EVENTS OF DEFAULT

            Any of the following events or conditions shall, at the option of Noteholders, constitute an Event of Default under this Guaranty and the other Transaction Documents:

            6.1 Any failure to perform or observe when due any term or condition in this Guaranty; or

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            6.2 Any other default under the Note, any other Transaction Document or any other Obligation; or

            6.3 The dissolution of Guarantor or Guarantor fails to remain in good standing in its state of incorporation; or

            6.4 Guarantor, or anyone on behalf of Guarantor, delivers to Noteholders a notice of termination with respect to any liabilities under this Guaranty or otherwise asserts that Guarantor is not liable for the payment of all Obligations when due.

            6.5 Guarantor shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator, or other court-appointed fiduciary of all or a substantial part of its properties; or a custodian, receiver, trustee or liquidator or other court appointed fiduciary shall have been appointed with or without the consent of Guarantor; or Guarantor is generally not paying its debts as they become due by means of available assets, or has made a general assignment for the benefit of creditors; or Guarantor files a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors or seeking to take advantage of any insolvency law, or an answer admitting the material allegations of a petition in any bankruptcy, reorganization or insolvency proceeding or has taken action for the purpose of effecting any of the foregoing; or if, within sixty
(60) days after the commencement of any proceeding against Guarantor seeking any reorganization, rehabilitation, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the Federal bankruptcy code or similar order under future similar legislation, the appointment of any trustee, receiver, custodian, liquidator, or other court-appointed fiduciary of Guarantor or of all or any substantial part of its properties, such order or appointment shall not have been vacated or stayed on appeal or otherwise or if, within sixty
(60) days after the expiration of any such stay, such order or appointment shall not have been vacated.

                              SECTION 7 - REMEDIES

            Upon the occurrence of an Event of Default, Collateral Agent may, on behalf of the Noteholders as provided in the Agency Collection Agreement, and without notice to Guarantor, do any of the following in any order, at any time and in any combination:

            7.1 Declare any Obligations to be immediately due and payable as to any Guarantor.

            7.2 Institute a collection action directly against Guarantor or any other Obligor.

            7.3 Exercise any right or remedy available under the Note or any other Transaction Document including, without limitation, the collection of post-default interest at the highest rate in effect under any Obligation.

            7.4 Execute on any collateral for any Obligation.

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            7.5 Hold, apply, freeze or set-off on account of this Guaranty and any other Obligation, funds of Guarantor on deposit with any Noteholders in any account, fund or certificate, any indebtedness that any Noteholders may owe to Guarantor or any other tangible or intangible property owned by Guarantor that may be in the possession or under the control of any Noteholders or Collateral Agent.

            7.6 Collect from Guarantor all Collateral Agent's reasonable collection expenses (whether or not suit is actually instituted) including reasonable attorneys fees and disbursements and all other expenses and fees relating to collection that are permitted under the Transaction Documents. All those collection fees and expenses shall be due and payable upon demand, shall bear interest at the highest default rate in effect under any obligations and shall become Obligations that are secured by, all security for any Obligations including all collateral for any obligation.

            7.7 Exercise any other rights and remedies available under this Guaranty or any other document or agreement of any kind or at law or in equity.

                         SECTION 8 - SETTLEMENT; RELEASE

            The settlement or release of any claims by Collateral Agent or Noteholders in favor of any other Obligor shall not reduce the amount due from Guarantor under the terms of this Guaranty. In addition, if a claim is made upon any Noteholders or Collateral Agent for repayment or recovery of any funds or property received by any Noteholders or Collateral Agent in payment, or on account of, any Obligation for any reason including any claim that such funds or property constituted a preferential or fraudulent transfer, and any Noteholders or Collateral Agent repays or returns all or part of those funds or that property by reason of any court order or settlement of any such claim, then Guarantor agrees that any such order or settlement shall be binding upon him, notwithstanding any revocation, cancellation, release or apparent satisfaction of any Obligation or this Guaranty, and Guarantor shall be and remain liable to any Noteholders or Collateral Agent for the funds or property returned as if the funds or property had never been received by Noteholders.

                             SECTION 9 - SUBROGATION

            Guarantor hereby irrevocably waives all rights that Guarantor may have at law or in equity (including any law subrogating the rights of Guarantor to the rights of any other person to allege, assert as a defense or seek contribution, indemnification or any other form of reimbursement from Borrower, or any other person now or hereafter primarily or secondarily liable for any Obligation, for any disbursement made by Guarantor under or in connection with this Guaranty or any other Transaction Document or otherwise.

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                           SECTION 10 - SUBORDINATION

            Guarantor hereby agrees that all indebtedness owing from Borrower to Guarantor, whether now existing or in the future created, shall be subordinate and inferior in priority to the Obligations and agrees further that, no such indebtedness owing from Borrower to Guarantor shall be paid so long as an Event of Default has occurred and is continuing, and no security therefore received, until all Obligations have been paid in full. Any instrument evidencing any such indebtedness shall be delivered to, and held by, Noteholders and shall not be transferred or pledged to anyone other than Noteholders. Any payment, security or other property received by Guarantor in violation of this provision, shall be held in trust for the benefit of Noteholders and shall be delivered immediately upon receipt by Guarantor to Noteholders to reduce the Obligations.

            SECTION 11 - ACCESS TO TRANSACTION DOCUMENTS; NO RELIANCE

            Guarantor hereby expressly represents and acknowledges that Guarantor has been given ample opportunity to examine and consult with counsel, and has have examined and consulted with counsel concerning all Transaction Documents and that Guarantor has carefully examined the terms and conditions of all Transaction Documents. Guarantor acknowledges receipt of a true copy of each of the Transaction Documents including this Guaranty. Guarantor also acknowledges that Guarantor is not relying on any representations of, or information provided by, or to be provided by, any Noteholders or Collateral Agent as to any Obligor's financial affairs.

                         SECTION 12 - FURTHER ASSURANCES

            Guarantor shall, within five days of Collateral Agent's request, execute any documents, provide any lien or other searches and do anything that Noteholders determines to be reasonably necessary to confirm, establish, perfect, assure or maintain the existence and priority of, this Guaranty and Noteholders's liens against any collateral for any Obligations, the reasonable cost of so doing to be paid by Guarantor.

                              SECTION 13 - NOTICES

            All notices, demands, requests, consents and other communications shall be in writing and served by hand delivery, by certified mail with return receipt requested, or by a recognized overnight delivery service, to the addresses for the other parties set forth on the caption of this Guaranty or in the Purchase Agreement or Collateral Agency Agreement, as the case may be, unless proper written notice has been given to all of the parties of any change in address. Notices and other written communications shall be deemed to have been properly served upon delivery to the designated address; provided, however, that any notice or other communication properly sent by certified mail, return receipt requested, shall be deemed to have been properly served on the third business day after mailing, regardless of when or whether it is actually received.

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                         SECTION 14 - PARTIAL INVALIDITY

            If any term or provision of this Guaranty is at any time held to be invalid by any court of competent jurisdiction, that invalidity shall not affect the remaining terms and provisions of this Guaranty, which shall continue to be in full force and effect.

                   SECTION 15 - NEW YORK LAW AND JURISDICTION

            This Guaranty shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Guaranty and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                           SECTION 16 - NO JURY TRIAL

            GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, ANY OTHER TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OF NOTEHOLDERS, COLLATERAL AGENT OR ANY OBLIGOR. GUARANTOR REPRESENTS THAT GUARANTOR HAS CONSULTED WITH COUNSEL SPECIFICALLY AS TO THIS WAIVER. BY ACCEPTING THIS GUARANTY, NOTEHOLDERS ALSO WAIVES ITS RIGHT TO REQUEST A TRIAL BY JURY.

                           SECTION 18 - BIND AND INURE

            This Guaranty shall be binding upon Guarantor and his heirs and assigns and shall inure to the benefit of Noteholders and Collateral Agent and their respective successors and assigns.

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            Guarantor has executed this Guaranty as of the date first written above.

                                           WARP SOLUTIONS, INC.

                                           ____________________________________
                                           Name:
                                           Title:

                       [SIGNATURE PAGE TO SENIOR GUARANTY]